UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) May 19, 2005

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


             0-28839                              13-1964841
      (Commission File Number)              (IRS Employer Identification No.)


    180 Marcus Boulevard, Hauppauge, New York                            11788
    (Address of Principal Executive Offices)                          (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))


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Item 8.01      Other Events

     On May 19, 2005, Audiovox Corporation ("the Company") held its 2005 annual meeting of stockholders ("the meeting"). At the meeting the following matters were voted upon and approved:

     1.   Election of the board of eight directors.

     2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2005.

     Subsequent to the voting of the above matters, John Shalam, President and Chief Executive Officer, and Patrick Lavelle, President and Chief Executive Officer of Audiovox Electronics Corporation, each presented speeches regarding the recent financial results and future outlook of the Company. Please see the copy of the transcript of the meeting furnished herewith as Exhibit 99.1.

     The information furnished under this Item 8.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            AUDIOVOX CORPORATION (Registrant)



Date:    May 19, 2005                       By: /s/ Charles M. Stoehr
                                               ---------------------------------
                                                     Charles M.  Stoehr
                                                     Senior Vice President and
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX




   Exhibit No.           Description

       99.1 Transcript of Audiovox Corporation's annual meeting of stockholders held on May 19, 2005





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